UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 26, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

   DELAWARE                         001-10435                   06-0633559
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

      On November 26, 2008, Sturm, Ruger & Company, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to $5 million of its Common Stock from time to time in the open market or through privately negotiated transactions in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Press release of Sturm, Ruger & Company, Inc. dated November 26, 2008, announcing the approval of the Company's stock repurchase program by the Board of Directors.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STURM, RUGER & COMPANY, INC.


                                      By:  /S/ THOMAS A. DINEEN
                                           -------------------------------------
                                           Name:  Thomas A. Dineen
                                           Title: Principal Financial Officer,
                                                  Treasurer and Chief Financial
                                                  Officer

Dated:  November 26, 2008


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